UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                              FORM 8-K

                           CURRENT REPORT
                   Pursuant to Section 13 OR 15(d)
               of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) February 22,2006
                                                -----------------
                             SJW Corp.
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     (Exact name of registrant as specified in its charter)

    California                    1-8966          77-0066628
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(State or other jurisdiction   (Commission      (IRS Employer
     of incorporation)         File Number)   Identification No.)

    374 W. Santa Clara Street, San Jose, California     95113
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(Address of principal executive offices)             (Zip Code)

                             (408) 279-7800
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         Registrant's telephone number, including area code

                             Not Applicable
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  (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule
14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule
13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03  Material Modification to Rights of Security Holders.

Information contained in the response to Item 5.03 below is incorporated herein by reference.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws;
Change of Fiscal Year.

SJW Corp. (the "Company") filed a Certificate of Amendment of the Restated Articles of Incorporation on February 22, 2006 with the California Secretary of State. The amendment will become effective on March 2, 2006. Pursuant to such amendment, (i) as of the close of business on March 2, 2006, each share of common stock outstanding will be split into two shares of common stock,
(ii) the par value of each share of common stock will be decreased from $1.042 to $0.521, and (iii) the aggregate number of authorized shares of common stock will be increased from 18,000,000 to 36,000,000. Stock certificates representing the additional shares of common stock will be mailed or delivered to stockholders on or about March 16, 2006, by the Company's transfer agent, American Stock Transfer and Trust Company.

Item 9.01  Financial Statements and Exhibits.

(c)  Exhibits

Exhibit
Number     Description of Document
--------   ------------------------
3.1       Certificate of Amendment of the Restated Articles of
          Incorporation, filed with the Secretary of State of the State of California on February 22, 2006.

                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  SJW Corp.
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February 27, 2006            /s/Angela Yip
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                            Angela Yip, Chief Financial Officer
                            and Treasurer


Exhibit
Number     Description of Document
--------   ------------------------
3.1       Certificate of Amendment of the Restated Articles of
          Incorporation, filed with the Secretary of State of the State of California on February 22, 2006.